                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 1998


                        GREEN TREE FINANCIAL CORPORATION
                    as originator of Green Tree Recreational,
                        Equipment & Consumer Trust 1998-B
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     01-8916
         Minnesota                  333-36943                 41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS employer
      of incorporation)            file number)           identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (612)293-3400


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On June 29, 1998 the Registrant sold approximately $403,537,828 of Asset-Backed Notes (the "Notes") and Asset-Backed Certificates (the "Certificates") issued by Green Tree Recreational, Equipment & Consumer Trust 1998-B (the "Trust"), consisting of a pool (the "Contract Pool") of retail installment sales contracts and promissory notes (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)    Financial statements of businesses acquired.

                Not applicable.

         (b)    Pro forma financial information.

                Not applicable.

         (c)    Exhibits.

                The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



                Exhibit No.         Description
                -----------         -----------

                   4.1 Sale and Servicing Agreement between Green Tree Recreational, Equipment & Consumer Trust 1998-B and Green Tree Financial Corporation, as Seller and Servicer, dated as of June 1, 1998.

                   4.2 Trust Agreement among Green Tree Financial Corporation, as depositor, Green Tree Second GP Inc., and Wilmington Trust Company, as Owner Trustee.

                   4.3 Indenture, between Green Tree Recreational, Equipment & Consumer Trust 1998-B and U.S. Bank Trust National Association, as Trustee, dated as of June 1, 1998.

                   5.1 Opinion of Dorsey & Whitney LLP with respect to legality.

                   8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 29, 1998                GREEN TREE FINANCIAL CORPORATION
                                       as originator of Green Tree Recreational, Equipment & Consumer Trust 1998-B



                                     By: /s/ Phyllis A. Knight
                                        ----------------------------------------
                                         Phyllis A. Knight
                                         Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS



Exhibit
Number                                                                        Page
------                                                                        ----
  4.1      Sale and Servicing Agreement between Green Tree Recreational,     Filed Electronically
           Equipment & Consumer Trust 1998-B and Green Tree Financial
           Corporation, as Seller and Servicer, dated as of June 1, 1998.

  4.2      Trust Agreement among Green Tree Financial Corporation ,as        Filed Electronically
           depositor, Green Tree Second GP Inc., and Wilmington Trust
           Company, as Owner Trustee.

  4.3      Indenture, between Green Tree Recreational, Equipment &           Filed Electronically
           Consumer Trust 1998-B and U.S. Bank Trust National
           Association, as Trustee, dated as of June 1, 1998.

  5.1      Opinion of Dorsey & Whitney LLP with respect to legality.         Filed Electronically

  8.1      Opinion and Consent of Dorsey & Whitney LLP with respect to       Filed Electronically
           tax matters.